UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2005

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On March 28, 2005, Red Robin Gourmet Burgers, Inc., (the “Company”) issued a press release providing notice of further delay in filing its annual report on Form 10-K for the fiscal year ended December 26, 2004. The Company was otherwise required to file its 2004 annual report on Form 10-K with the Securities and Exchange Commission (“SEC”) by today, March 28, 2005. The Company now expects to file its 2004 annual report on Form 10-K with the SEC promptly following completion of the continuing review of its lease accounting practices in light of additional guidance provided last week by the Staff of the SEC with respect to the proper accounting treatment for rent holidays.

The press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
99.1	Red Robin Gourmet Burgers, Inc., Press Release, dated March 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC., a Delaware corporation

	By:	/s/ James P. McCloskey
Date: March 28, 2005		Chief Financial Officer